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                               CUSTODIAL AGREEMENT

                          Dated as of January 29, 1996

                                      among


                        INDUSTRY MORTGAGE COMPANY, L.P.,

                      AMERICAN INDUSTRIAL LOAN ASSOCIATION,
                      APPROVED RESIDENTIAL MORTGAGE, INC.,
                        ARMADA RESIDENTIAL MORTGAGE, LLC

                                       and

                       THE FIRST NATIONAL BANK OF BOSTON,
                                  as Custodian



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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Definitions ...............................................................    2

Delivery of Custodian's Mortgage Files ....................................    4

Certification .............................................................    6

Deficiencies in Custodian's Mortgage Files ................................    7

Pledge of Mortgage Loans ..................................................    8

Obligations of the Custodian ..............................................    9

Release of Custodian's Mortgage File ......................................   11

Release Upon Redelivery or Payment ........................................   11

Fees and Expenses of the Custodian ........................................   12

Examination of Custodian's Mortgage Files .................................   12

Transfer of Custodian's Mortgage Files Upon Termination ...................   12

Insurance of the Custodian ................................................   12

Periodic Statements .......................................................   12

Copies of Mortgage Documents ..............................................   13

Resignation by and Removal of the Custodian; Successor Custodian ..........   13

Indemnity .................................................................   14

Limitation of Liability ...................................................   14

Term of Agreement .........................................................   15

Authorized Representatives ................................................   16

Notices ...................................................................   16

Governing Law .............................................................   17

Assignment ................................................................   17

Counterparts ..............................................................   17

Headings ..................................................................   18







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                               CUSTODIAL AGREEMENT

      CUSTODIAL AGREEMENT dated as of January 29, 1996 among INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership, having an address at 3450 Buschwood Park Drive, Suite 250, Tampa, Florida 33618 (the "Lender"), AMERICAN INDUSTRIAL LOAN ASSOCIATION, and its subsidiaries, APPROVED RESIDENTIAL MORTGAGE, INC., and ARMADA RESIDENTIAL MORTGAGE, LLC, jointly and severally, each having an address at 3420 Holland Road, Suite 107, Virginia Beach, VA 23452, (the "Borrower") and The First National Bank of Boston, a national banking association, having an address at 100 Federal Street, Boston, Massachusetts 02110 (the "Custodian").

      WHEREAS, the Borrower is either the owner of, or holder of a security interest in, certain Mortgage Loans; and

      WHEREAS, the Lender has agreed to provide interim financing for the Mortgage Loans pursuant to the Loan and Security Agreement; and

      WHEREAS, the Borrower, under the terms of the Loan and Security Agreement, shall grant to the Lender a security interest in all of its right, title and interest in the Mortgage Loans and in the documents related thereto for the purposes of securing the due and punctual payment of all amounts due from the Borrower to the Lender under the terms of the Loan and Security Agreement and the Secured Note given pursuant thereto; and

      WHEREAS, the Custodian is a financial institution regulated as a national banking association; and

      WHEREAS, the Borrower will deliver to the Custodian (i) the Mortgage Notes for the Mortgage Loans and prior to the time of the Custodian's release of the funds for the related advance from the Custodian's Escrow Account, the Lender desires that the Custodian take possession of such Mortgage Notes as the custodian for, and bailee of, the Borrower, and after the time of the Custodian's release of the funds for the related Advance, the Lender desires that the Custodian take possession of such Mortgage Notes as the custodian for, and bailee of, the Lender, in order to perfect the Lender's security interest in such Mortgage Notes, (ii) certain other documents specified in this Agreement after the time of the related Advance and the Lender desires that the Custodian take possession of such other documents as custodian for, and bailee of, the Lender in order to perfect Lender's security





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interest in such other documents, in each case in accordance with the terms and conditions of this Agreement; and

      WHEREAS, the Custodian will release the funds for such Advance and immediately transfer it to the Borrower's Account upon satisfaction of certain conditions; and

      WHEREAS, the Lender may from time to time pledge the Mortgage Loans and the related Custodian's Mortgage Files in accordance with the terms and conditions of this Agreement as collateral for such Pledgee Loans and desires to have the Custodian act as bailee of, and agent for, the Pledgee of such Mortgage Loans and the related Custodian's Mortgage Files in accordance with the terms and conditions of this Agreement.

      NOW, THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

      1. Definitions. In addition to the terms defined elsewhere in this Agreement or in the Loan and Security Agreement, the following terms shall have the following meanings when used in this Agreement:

      "Advance" means an Advance made pursuant to the Loan and Security
Agreement.

      "Assignment of Mortgage" means an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related mortgaged property is located in form sufficient, when recorded, to reflect of record the sale of the Mortgage to a third party.

      "Borrower's Account" means an account in the name of Borrower with the Custodian to which the funds for Advances may be transferred from the Custodian's Escrow Account.

      "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in New York City or Boston are authorized or obligated by law or executive order to be closed.

      "Certified Schedule of Mortgage Loans" means a schedule of the pledged Mortgage Loans with respect to which an Advance will be made on any Closing Date, which specifies the characteristics of such Mortgage Loans, which is countersigned by the Lender, and which sets forth as to each Mortgage Loan the information called for by Exhibit 8 attached hereto.

      "Custodian's Escrow Account" means an escrow account opened for the purpose of holding the funds for the Advances

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until such time as all conditions set forth for the release of such funds have been satisfied.

      "Custodian's Mortgage File" means, with respect to a Mortgage Loan, those documents listed in Section 3(b) of this Agreement that are delivered to the Custodian prior to the release of the funds for an Advance and all documents subsequently delivered to the Custodian pursuant to Section 3(c).

      "Deficiency" means a failure of a document to correspond substantively to the information on the Certified Schedule of Mortgage Loans or the absence of a required document from a Custodian's Mortgage File.

      "Loan and Security Agreement" means the Loan and Security Agreement dated as of January 29, 1996 (as the same may be amended or supplemented from time to time) between Lender and Borrower pursuant to which the Lender agrees to provide interim funding to the Borrower secured by the Mortgage Loans. The Lender agrees to furnish to the Custodian a copy of the Loan and Security Agreement including any supplements or amendments thereto.

      "Mortgage" means the mortgage, deed of trust or other instrument creating a first or second lien on a property.

      "Mortgage Loan" means an individual mortgage loan which is delivered to the Custodian pursuant to this Agreement.

      "Mortgage Note" means the note or other evidence of indebtedness evidencing the indebtedness of a mortgagor under a Mortgage Loan.

      "Notice of Default" means a notice of default delivered by a Pledgee to the Custodian stating that a default by the Lender has occurred under a Security Agreement.

      "Notice of Pledge" means a notice of pledge of Mortgage Loans and related Custodian's Mortgage Files held by the Custodian, substantially in the form of
Exhibit 5 to this Agreement.

      "Person" means any association, business trust, company, corporation, partnership, limited partnership, limited liability company, estate, governmental authority, joint venture, natural person, trust or other entity.

      "Pledged Mortgage Loans" means Lender's interest in the Secured Notes and those Mortgage Loans and the related Custodian's Mortgage files that are the collateral for the

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Secured Note and that are the subject of a Notice of Pledge delivered to the
Custodian and not released pursuant to a Release of Pledge.

      "Pledge Register" means a written record, prepared and maintained by the Custodian, indicating the existence of a lien in favor of a Pledgee with respect to Pledged Mortgage Loans.

      "Pledgee" means a Person to which Mortgage Loans and the related Custodian's Mortgage Files have been pledged to secure a Pledgee Loan pursuant to a Security Agreement.

      "Pledgee Loan" means a loan made to the Lender to be secured by the Pledged Mortgage Loans held by the Custodian.

      "Release of Pledge" means a release of the security interest in, and lien upon, Pledged Mortgage Loans, substantially in the form of Exhibit 6 to this Agreement.

      "Request for Release of Custodian's Mortgage Files by Pledgee" means a request for release, appropriately completed, substantially in the form of
Exhibit 7 to this Agreement.

      "Secured Note" shall have the meaning ascribed in the Loan and Security Agreement.

      "Security Agreement" means an agreement (which may be a separate agreement or included in a credit, loan or other agreement) between the Lender and a Pledgee pursuant to which the Lender assigns its interest in, and lien upon, Pledged Mortgage Loans held by the Custodian to secure one or more Pledgee Loans.

      2. Custodian's Escrow Account. The Custodian shall establish the Custodian's Escrow Account in the name of and under the sole control and dominion of the Lender. The Lender shall from time to time deposit funds in the Custodian's Escrow Account which shall be disbursed by the Custodian according to this Agreement, or pursuant to any other instructions given to the Custodian by the Lender from time to time.

      3. Delivery of Custodian's Mortgage Files. (a) The Borrower hereby certifies and will be deemed to certify that, prior to the Custodian's release of the funds for any Advance, (A) it has delivered to the Custodian as custodian for, and bailee of, the Borrower, and (B) that, at such time as the Custodian has released the funds for the related Advance and transferred such funds to the Borrower's Account, it has released to the Custodian as custodian for, and bailee of, the Lender, Mortgage Notes pertaining to each of the Mortgage

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Loans identified in the related Certified Schedule of Mortgage Loans, a copy of which Certified Schedule of Mortgage Loans shall be provided to the Custodian by the Borrower.

      (b) With respect to each Mortgage Loan, the Borrower shall deliver, within three Business Days from the Closing Date for the Advance relating to the such Mortgage Loan, and hereby certifies and will be deemed to certify as to any Mortgage Note that it has delivered to the Custodian as custodian for, and bailee of, the Lender, the following documents:

            (i) (x) The original Mortgage Note, with any intervening endorsements, endorsed in blank and signed, by facsimile or manual signature, in the name of the Borrower (the "Pledgor"), by a responsible officer thereof, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Pledgor, if the Pledgor was not the originator and, (y) with respect to manufactured housing units, the certificate of title, if any;

            (ii) Either: (x) the original Mortgage, with evidence of recording thereon, (y) a copy of the Mortgage certified as a true copy by a responsible officer of the Pledgor or by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor or, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (z) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

            (iii) The original assignment of Mortgage in recordable form (but not recorded) from the Pledgor in blank;

            (iv) The original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, a true copy, certified as to accuracy and completeness, of the commitment or binder to issue same;

            (v) All intervening assignments, if any, showing a complete chain of assignment from the originator to the Pledgor, including any recorded warehousing assignments, with evidence of the recording thereon, certified by a responsible officer of the Pledgor as a true copy of the original of such intervening assignments;

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            (vi) A copy of assumption and modification agreements, if any, certified as a true copy by a responsible officer of the Pledgor;

            (vii) In the event that the Mortgage Loan was acquired by the Pledgor in a merger, the Reassignment of the Assignment of Beneficial Interest must be by "[Pledgor], successor by merger to [name of predecessor]", and in the event that the Mortgage Loan was acquired or originated by the Pledgor while doing business under another name, the Reassignment of Assignment of Beneficial Interest must be by "[Pledgor], formerly known as [previous name]."

      The Custodian shall be entitled to rely upon each Certified Schedule of Mortgage Loans provided by the Borrower as the conclusive schedule in its review, pursuant to Sections 4 and 18(b) hereof, of the Custodian's Mortgage Files. From time to time, the Borrower shall forward to the Custodian for inclusion in the appropriate Custodian's Mortgage File any additional original loan documents evidencing any assumption or modification of a Mortgage Loan approved by the Borrower.

      (c) The Borrower, the Lender and the Custodian may from time to time agree in writing to alternative delivery procedures with respect to any particular Mortgage Loans.

      4. Certification. (a) Within three hours after the delivery to the Custodian of the Mortgage Notes (or within such shorter period of time as the Custodian shall agree) but in any case prior to the Custodian's release of the funds for the related Advance, the Custodian shall deliver to the Lender and the Borrower a certificate (the "Initial Certification"), in substantially the form annexed as Exhibit 1, to the effect that, as to each Mortgage Loan listed on the related Certified Schedule of the Mortgage Loans attached to such Initial Certification (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), based on its examination of the related Mortgage Notes, the information set forth in the Certified Schedule of Mortgage Loans respecting such Mortgage Loans accurately reflects the information set forth in such Mortgage Notes.

      (b) Within five (5) Business Days after the delivery to the Custodian of the Custodian's Mortgage Files (or within such shorter period of time as the Custodian shall agree) but in any case within 22 Business Days after the Closing Date, provided the Custodian's Mortgage Files have been delivered to the Custodian, the Custodian shall deliver to the Lender and the Borrower a certificate (the "Final Certification"), in substantially the form annexed as
Exhibit 2, to the effect that, as to each Mortgage Loan listed on the

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related Certified Schedule of Mortgage Loans attached to such Final
Certification (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to it pursuant to
Section 3 of this Agreement are in its possession (other than those described in Section 3(b)(i)(y) and 3(b)(vi)), (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialled by the mortgagor) and relate to such Mortgage Loan, and
(iii) based on its examination of the related Mortgage Note, the information set forth on the Certified Schedule of Mortgage Loans (other than items (i), (iv),
(x) and (xiii)) accurately reflects the information set forth in the Custodian's Mortgage File. The Custodian shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are valid, genuine, enforceable, in recordable form, legal, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face or to determine whether any Mortgage File should include any of the documents listed in Section 3(b)(vi) hereunder.

      (c) The Borrower, the Lender and the Custodian may from time to time agree in writing to alternative certification procedures with respect to any particular Mortgage Loans.

      5. Deficiencies in Custodian's Mortgage Files. (a) If the Initial Certification discloses discrepancies between the information set forth on the Certified Schedule of Mortgage Loans and a Mortgage Note, then the lender shall promptly notify the Custodian that either (1) such Mortgage Note is to be deemed deleted from the related Certified Schedule of Mortgage Loans and the Custodian's Mortgage Loan file relating to the deficient Mortgage Loan shall be returned to the Borrower by the Custodian or (2) the entire Certified Schedule of Mortgage Loans is to be deemed "defective" and all Mortgage Notes received by the Custodian shall be returned to the Borrower by the Custodian.

      (b) If the Final Certification discloses that any of the documents enumerated in Section 3 are missing or discloses any Deficiencies in the documents included in any Custodian's Mortgage Files, then the Lender shall promptly notify the Custodian that either (1) the Borrower shall deliver within five (5) Business Days the missing documents noted in the Final Certification to the Custodian, (2) the Lender has waived the Deficiencies noted in the Certification, (3) the Borrower shall cure the Deficiencies within five (5) Business Days, or (4) the Borrower shall substitute another




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Mortgage Loan for the deficient Mortgage Loan and shall deliver to the Custodian the Custodian's Mortgage File with respect to the substituted Mortgage Loan.

      (c) If the Lender's notice states that the Borrower shall take any of the actions specified in clauses (1) or (3) of subsection (b) above and the Borrower fails to take such actions within five (5) Business Days after the Custodian's receipt of such notice, then the Custodian shall notify the Lender and the Borrower of such failure and release or retain the deficient Mortgage Note or Custodian's Mortgage File, as the case may be, in accordance with the written instructions of the Lender.

      (d) If the Lender's notice states that the Borrower shall take the actions specified in clause (4) of subsection (b) above, then the Custodian shall return the deficient Mortgage Note or Custodian's Mortgage File, as the case may be, to the Borrower upon receipt of the Mortgage Note or Custodian's Mortgage File, as the case may be, to be substituted therefor. If the Borrower fails to deliver the substituted Mortgage Note or Custodian's Mortgage File, as the case may be, to the Custodian within five (5) Business Days after the Custodian's receipt of such notice, then the Custodian shall notify the Lender and the Borrower of such failure and release or return the Mortgage Note or Custodian's Mortgage File, as the case may be, in accordance with the written instructions of the Lender.

      (e) Within five (5) Business Days after receipt by the Custodian of any additional documents pursuant to Section 5(b)(4), the Custodian shall review such documents and deliver to the Lender and the Borrower a revised Final Certification. If the revised Final Certification shall indicate any remaining deficiencies in a Custodian's Mortgage File, the provisions of this Section 5 shall again be followed.

      6. Pledge of Mortgage Loans. (a) The Custodian hereby agrees to recognize and record on the Pledge Register a pledge of Mortgage Loans and the related Custodian's Mortgage Files to a Pledgee in accordance with the provisions of a Notice of Pledge delivered to the Custodian by the Lender. Upon its receipt of a Notice of Pledge, the Custodian shall reflect on the Pledge Register that the Pledgee identified in the Notice of Pledge is the pledgee of the Pledged Mortgage Loans that are the subject of the Notice of Pledge. The Borrower hereby consents to any such pledge.

      (b) Upon receipt by the Custodian of a Notice of Default and a Request for Release of Custodian's Mortgage Files by Pledgee, the Custodian shall as promptly as practicable notify Borrower thereof and within five (5)

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Business Days thereafter, deliver to the person designated by such Pledgee the
Custodian's Mortgage Files relating to the Pledged Mortgage Loans specified in such Request and record such release on the Certified Schedule of Mortgage Loans and the Pledge Register.

      (c) Upon receipt by the Custodian of a Release of Pledge from a Pledgee, the Custodian shall reflect on the Pledge Register, to the extent that the Custodian then has in its possession the related Custodian's Mortgage Files, that the Mortgage Loans that are the subject of the Release of Pledge are no longer subject to lien.

      7. Obligations of the Custodian. (a) The Custodian may open and maintain the Custodian's Escrow Account and may maintain statements relating to the Custodian's Escrow Account reflecting the funding and release of each Advance.

      (b) The Custodian shall segregate and maintain continuous custody of the Custodian's Mortgage Files in secure facilities in accordance with customary standards for such custody. The Mortgage Note (and Assignment of Mortgage) shall be maintained in fireproof facilities.

      (c) With respect to any Advance, the Custodian may transfer the related funds for such Advance to the Borrower's Account in the amount specified on the related Certified Schedule of Mortgage Loans (less the aggregate principal balance of any Mortgage Notes deemed to be deleted pursuant to clause (1) of
Section 4(a), above) within one hour of the satisfaction of the following conditions:

      (i)   receipt from the Lender of the Certified Schedule of Mortgage Loans;

      (ii) deposit by the Lender into the Custodian's Escrow Account of the funds for the Advances related to such Certified Schedule of Mortgage Loans;

      (iii) receipt of the Mortgage Notes listed on such Certified Schedule of Mortgage Loans;

      (iv) completion by the Custodian of the Initial Certification and delivery by the Custodian to the Lender of the completed Initial Certification; and

      (v)   acknowledgment of Lender of receipt of the Initial Certification.

      (d) With respect to the Mortgage Note and the other documents constituting each Custodian's Mortgage File, unless

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there shall be in effect a Notice of Pledge delivered to the Custodian with respect to such Custodian's Mortgage file, the Custodian shall (i) act exclusively as the custodian for, and the bailee of, prior to the time of the release of the related Advance, the Borrower, and thereafter, the Lender, (ii) hold all documents constituting such Custodian's Mortgage File received by it for the exclusive use and benefit of, prior to the time of the release of the funds for the related Advance, the Borrower, and thereafter, the Lender, and
(iii) make disposition thereof only in accordance with the terms of this Agreement or with written instructions furnished by, prior to the time of the release of the related Advance, the Borrower, and thereafter, the Lender.

      Upon delivery to the Custodian of Notice of Pledge, the Custodian shall thereafter hold the Custodian's Mortgage Files that are the subject of such Notice of Pledge as bailee of, and agent for, the Pledgee identified in such Notice until (a) the Custodian receives from the Pledgee a Release of Pledge with respect to such Custodian's Mortgage Files or (b) the related Custodian's Mortgage Files are released or transferred pursuant to the provisions of this Agreement. Upon delivery to the Custodian of a Notice of Pledge and until receipt of a Release of Pledge by the Custodian, the Lender's interest in the Pledged Mortgage Loans shall be subject and subordinate to the interest and rights of the Pledgee of such Pledged Mortgage Loans, and the Custodian shall make disposition of the related Custodian's Mortgage Files only in accordance with the terms of this Agreement or with written instructions furnished by the Pledgee in accordance with Section 6(b) of this Agreement.

      (e) The Lender, upon the release of the Mortgage Loans from the lien of the Loan and Security Agreement, shall notify the Custodian in writing with respect to such release and the Custodian shall then deliver the Mortgage Loans to the Borrower or the Borrower's designee. No such notice shall be effective as to Pledged Mortgage Loans unless the Pledgee of such Pledged Mortgage Loans shall consent to such release in a Release of Pledge delivered to the Custodian; provided, however, that Pledgee will give such consent if Borrower has the right to obtain such release under the Loan and Security Agreement.

      (f) In the event that (i) the Lender, the Borrower, a Pledgee or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Custodian's Mortgage File or a document included within a Custodian's Mortgage File or (ii) a third party shall institute any court proceeding by which any Custodian's Mortgage File or a document included within a Custodian's Mortgage File shall be required to be delivered otherwise than in accordance with the provisions of this

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Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement and any Pledgees that have an interest in the related Mortgage Loans copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall continue to hold and maintain all Custodian's Mortgage Files that are the subject of such proceedings pending a final order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Custodian's Mortgage File or a document included within such Custodian's Mortgage File as directed by such determination or, if no such determination is made, in accordance with the provisions of this Agreement. Reasonable expenses of the Custodian incurred as a result of such proceedings shall be borne by the Borrower, and Custodian shall provide a written estimate of such expenses to the Borrower within 5 Business Days of such determination.

      8. Release of Custodian's Mortgage File. From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Custodian is hereby authorized, upon receipt of a written request and receipt provided by the Borrower acknowledged by the Lender and, if a pledge is then in effect, the Pledgee in substantially the form annexed as Exhibit 3 (a "Request for Release and Receipt of Documents"), to release to the Borrower within two
(2) Business Days, the related Custodian's Mortgage File or the documents from a Custodian's Mortgage File set forth in such Request and Receipt of Documents. All documents so released to the Borrower shall be held by the Borrower in trust for the benefit of the Lender (and, if a Notice of Pledge is then in effect with respect to such Custodian's Mortgage File, such Pledgee, as its interest may appear) in accordance with the Loan and Security Agreement. The Borrower shall return to the Custodian each and every document previously requested from the Custodian's Mortgage File when the Borrower's need therefor in connection with such foreclosure or servicing no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certification to this effect from the Borrower to the Custodian in substantially the form annexed as Exhibit 3, the Borrower's prior receipt shall be returned by the Custodian to the Borrower. The Lender and any Pledgee, as the case may be, agrees to acknowledge, withing five (5) Business Days of receipt, any Request for Release and Receipt of Documents properly completed and submitted by the Borrower, and not unreasonably to withhold any such acknowledgment.

      9. Release Upon Redelivery or Payment. Upon the payment in full of any Mortgage Loan, which shall be evidenced by the delivery to the Custodian of the Borrower's Request for Release and Receipt of Documents in substantially the form

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annexed as Exhibit 3, the Custodian shall promptly release the related
Custodian's Mortgage File to the Borrower.

      10. Fees and Expenses of the Custodian. It is understood that the Custodian shall be entitled to charge fees and receive reimbursement for expenses under this Agreement from the Borrower and such fees and expenses shall be the sole obligation of the Borrower. Such agreed upon fees and expenses shall initially be as set forth in the separate fee letter submitted by the Custodian to the Borrower dated January 29, 1996.

      11. Examination of Custodian's Mortgage Files. Upon reasonable prior written notice to the Custodian, (a) the Lender or the Borrower and their respective authorized representatives and (b) if a Notice of Pledge is then in effect, the Pledgee and its authorized representatives, will be permitted during normal business hours to examine the Custodian's Mortgage Files, documents, records and other papers in the possession, or under the control, of the Custodian relating to any or all of the Mortgage Loans (except that, in the case of an examination by a Pledgee, access shall be limited to those Custodian's Mortgage Files that are pledged to such Pledgee). Any expenses incurred by Custodian in connection with such examination shall be borne by the party making the request.

      12. Transfer of Custodian's Mortgage Files Upon Termination. If (a) the Custodian is furnished with written notice and satisfactory evidence from the Lender that the Loan and Security Agreement has been terminated as to any or all of the Mortgage Loans, and (b) there shall not then be in effect a Notice of Pledge delivered to the Custodian with respect to such Mortgage Loans, the Custodian shall, upon written request of the Lender, release to such persons as the Lender shall designate such Custodian's Mortgage Files relating to such Mortgage Loans as the Lender shall request. If, however, a Notice of Pledge is then in effect with respect to any Pledged Mortgage Loans, the rights of the Lender under this Section 12 shall be exercisable only by the Pledgee with respect to such Pledged Mortgage Loans.

      13. Insurance of the Custodian. The Custodian shall, at its own expense, maintain at all times during the term of this Agreement and keep in full force and effect (a) fidelity insurance, (b) theft of documents insurance, and (c) forgery insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for similar insurance typically maintained by banks that act as custodian in similar transactions.

      14. Periodic Statements. Within 30 days after the written request of the Lender or a Pledgee, if there shall then be in effect a Notice of Pledge at any other time, the Custodian shall provide to the Lender and such Pledgee a list of all the Mortgage Loans for which the Custodian holds a Custodian's Mortgage File pursuant to this Agreement (except that, in the case of a Pledgee, the list shall be limited to the Pledged Mortgage Loans pledged to such Pledgee). Such list may be in the form of a copy of all Certified Schedule of Mortgage Loans with manual deletions to specifically denote any Mortgage Loans paid off, liquidated, released or redelivered since the date of this Agreement.

      15. Copies of Mortgage Documents. Within five (5) Business Days after the written request and at the expense of the Lender, or a Pledgee, with respect to Pledged Mortgage Loans, the Custodian shall provide the Lender ro the Pledgee, as the case may be, with copies of the documents in the Custodian's Mortgage Files (except that, in the case of a Pledgee, the documents shall be limited to those related to the Pledged Mortgage Loans pledged to such Pledgee).

      16. Resignation by and Removal of the Custodian; Successor Custodian. (a) The Custodian may at any time resign and terminate its obligations under this Agreement upon at least 60 days prior written notice to the Borrower, the Lender and each Pledgee, if any. Promptly after receipt of notice of the Custodian's resignation, the Borrower shall appoint, by written instrument, a successor custodian, subject to written approval by the Lender. If the Borrower fails to appoint a successor within 30 days, the Lender shall appoint a successor custodian. If both the Borrower and the Lender fail to appoint a successor custodian pursuant to the terms hereof, the Custodian may petition a court of competent jurisdiction to appoint a successor custodian. One original counterpart of such instrument of appointment shall be delivered to each of the Borrower, the Custodian and the successor custodian. The Lender shall give written notice of such appointment to each Pledgee.

      (b) The Lender, with or without cause, upon at least 60 days written notice to the Custodian, may remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Agreement. A copy of such notice shall be delivered to the Borrower and each Pledgee, if any. Promptly after the giving of notice of removal of the Custodian, the Lender shall appoint, by written instrument, a successor custodian. One original counterpart of such instrument of appointment shall be delivered to each of the Borrower, the Custodian and the successor custodian. The Borrower shall give written notice of such appointment to each Pledgee.

      (c) In the event of any such resignation or removal, the Custodian shall promptly transfer to the successor custodian, without recourse or warranty of any kind, as directed in writing by the Lender, all the Custodian's Mortgage Files being administered under this Agreement and, to the extent (if any) and in the manner directed by the Lender, the Custodian shall complete the endorsements on the Mortgage Notes.

      17. Indemnity. The Borrower and the Lender, acting severally, each agree to indemnify and hold harmless the Custodian against any and all claims, losses, liabilities or expenses (including, but not limited to, reasonable attorneys' fees, court costs and costs of investigation) of any kind or nature whatsoever arising out of its actions in connection with this Agreement that may be imposed upon, incurred by or asserted against the Custodian; provided, however, that this Section shall not relieve the Custodian from liability for its willful misfeasance, bad faith or gross negligence. The Custodian hereby acknowledges that if it, in bad faith, fails to follow the express terms of this Agreement which results in a loss or liability to the Lender to the Borrower, that shall be deemed to constitute gross negligence on the part of the Custodian hereunder except insofar as any such failure may be excused (a) by the provisions of
Section 18 hereof or (b) by the need for the Custodian to follow any contrary orders or instructions received by it from any court having jurisdiction, federal or state banking authorities or other governmental or regulatory bodies having jurisdiction over the Custodian. The provisions of this Section 17 shall survive the resignation or removal of the Custodian and the termination of this Agreement.

      18. Limitations of Liability. (a) The Custodian shall not be liable to the Borrower or the Lender, any Pledgee or any other Person with respect to any action taken or not taken by it in good faith in the performance of its obligations under this Agreement. The obligations of the Custodian shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Custodian shall be implied with respect to this Agreement or the Custodian's services hereunder.

      (b) In the Custodian's review of documents pursuant to Section 4 of this Agreement, the Custodian shall be under no duty or obligation to inspect, review or examine the Custodian's Mortgage Files to determine that the contents thereof are genuine, enforceable or appropriate for the represented purpose or that they have been actually recorded or are in recordable form or that they are other than what they purport to be on their face.

      (c) The Custodian may rely, and shall be protected in acting or refraining to act, upon and need not verify the accuracy of, (i) any oral instructions from any persons the Custodian believes to be authorized to give such instructions, who shall only be, with respect to the Borrower and to the Lender, persons the Custodian belies in good faith to be Authorized Representatives (as defined in Section 20 hereof), and (ii) any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by the Custodian to be genuine and to have been signed and presented by the proper party or parties, which, with respect to the Borrower and tot he Lender, shall mean signature and presentation by Authorized Representatives whether such presentation is by personal delivery, express delivery or facsimile.

      (d) The Custodian may consult with counsel nationally recognized in the area of commercial transactions and reasonably acceptable to the Lender with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in reasonable reliance, in good faith, and in accordance therewith, provided, however, that if the Lender (i) gives instructions to the Custodian or (ii) provides an opinion of counsel selected by the Lender, which in either case conflict with any such advice or opinion of counsel, then the Custodian shall follow such instructions of the Lender or such opinion of counsel selected by the Lender, and shall be fully protected in acting or refraining to act thereon.

      (e) No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

      (f) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon, or security interest in, any Mortgage Loans or Custodian's Mortgage Files purported to be granted at any time to the Lender or a Pledgee.

      19. Term of Agrement. This Agreement shall be terminated upon the later of
(a) the final payument or other liquidation (or advance with respect thereto) of the last Mortgage Loan in the Custodian's Mortgage Files, (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan in the Custodian's Mortgage Files, (c) the final remittance of all funds due the Lender under the Loan and Security Agreement on the Maturity Date or (d) the delivery to a Pledgee or its designee of all of the Custodian's Mortgage Files following a Notice of Default.

      If any of the circumstances described in clause (a), (b) or (c) of this section shall occur, promptly, but no later than 15 Business Days after written notice from both the Borrower and the Lender to the Custodian to such effect, after written notice from both the Borrower and the Lender to the Custodian to such effect, all documents remaining in the Custodian's Mortgage Files shall be delivered to the Borrower.

      20. Authorized Representatives. The names of the officers or representatives of the Borrower and of the Lender who are authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of Borrower and on behalf of the Lender ("Authorized Representatives") are set forth on Exhibit 4, along with the specimen signature of each such officer. From time to time, the Borrower and the Lender may, by delivering to the Custodian a revised exhibit, change the information previously given, but the Custodian shall be entitled to rely conclusively on the last exhibit until receipt of a superseding exhibit.

      21. Notices. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given when recieved by the other party or parties at the address shown below, whether by personal delivery, express delivery or facsimile, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

If to the Borrower:

American Industrial Loan Association
3420 Holland Rd., Suite 107
Virginia Beach, VA 23452
Attention; Allen D. Wykle
Phone number:     (804) 430-1400
Fax number:       (804) 430-1978

If to the Custodian:

The First National Bank of Boston
100 Federal Street
Boston, Massachusetts 02110
Attention: David Hall
Phone Number:     (617) 575-3101
Fax Number:       (617) 575-3011

      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to hereunto set their hand as of the day and year first above written.

                     AMERICAN INDUSTRIAL LOAN ASSOCIATION,
                     a Virgina Corporation
                           (Borrower)

                     By:    ALLEN D. WYKLE
                         ------------------------------------
                     Name:       Allen D. Wykle
                     Title:      President



                     APPROVED RESIDENTIAL MORTGAGE, INC.,
                     a Virgina Corporation

                     By:    NEIL PHELAN
                         ------------------------------------
                     Name:       Neil Phelan
                     Title:      President

                     ARMANDA RESIDENTIAL MORTGAGE, LLC,
                     a Virginia Limited Liability Company

                     By:         Approved Residential Mortgage, Inc.
                     Its:        Managing Member

                     By:    ALLEN D. WYKLE
                        ------------------------------------
                     Name:       Allen D. Wykle
                     Title:      Managing Member Chairman


                     THE FIRST NATIONAL BANK OF BOSTON
                            (Custodian)

                     By:    DAVID HALE
                        ------------------------------------
                     Name: David Hale
                     Title: Senior Manager


                     INDUSTRY MORTGAGE COMPANY, L.P.
                             (Lender)
                     By: Industry Mortgage Corporation,
                              its General Partner

                     By:    GEORGE NICHOLAS
                        ------------------------------------
                     Name:       George Nicholas
                     Title:      Chairman of the Board and
                                 Chief Executive Officer

                                                                       EXHIBIT 1

                                                                      No._______


Aggregate Principal Balance
of the Mortage Loans on the
Certified Schedule of Mortgage Loans dated
___________________, _______, 199__: $________________

                              Initial Certification

Industry Mortgage Company, L.P.
3450 Buschwood Park Drive, Suite 250
Tampa, Florida 33618
Attention: George Nicholas

            Re: Custodial Agreement (the "Custodial Agree-ment") dated as of January _____, 1996, among Industry Mortgage Company, L.P., American Industrial Loan Association, Approved Resi-dential Mortgage, Inc., Armada Residential Mortgage, LLC and The First National Bank of Boston

Gentlemen:

      In accordance with the provisions of Section 4(a) of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that, as to each Mortgage Loan listed in the Certified Schedule of Mortgage Loans dated _______________, _____, 199_____ (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 3(b) of the Custodial Agreement and has determined that (i) based on its examination of the related Mortgage Notes, the information set forth in the Certified Schedule of Mortgage Loans respecting such Mortgage Loans accurately reflects the information set forth in such Mortgage Notes, and (ii) each Mortgage Note has been endorsed as provided in Section 3(c) of the Custodial Agreement. The Custodian has made no independent examination of such documents beyond the review specifically required in the above-referenced Custodial Agreement. The Custodian makes no representations as to: (i) genuineness of any Mortgage Note or any of the Mortgage Loans identified on the Certified Schedule of Mortgage Loans, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.



                                       1-1

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.


                                          THE FIRST NATIONAL BANK OF BOSTON,
                                  as Custodian



                                          By: ______________________________
                                            Print Name: ____________________
                                            Title: _________________________



                                       1-2

                                                                       EXHIBIT 2

                                                                       No. _____


Aggregate Principal Balance
of the Mortgage Loans on the
Certified Schedule of Mortgage Loans dated
____________, ___, 199__:  $______________


                               Final Certification


Industrial Mortgage Company, L.P.
3450 Buschwood Park Drive, Suite 250
Tampa, Florida  33618
Attention:  George Nicholas

          Re:  Custodial Agreement (the "Custodial
               Agreement") dated as of January ___,
               1996, among Industry Mortgage Company,
               L.P., American Industrial Loan
               Association, Approved Residential
               Mortgage, Inc., Armada Residential
               Mortgage, LLC and The First National
               Bank of Boston

Gentlemen:

     In accordance with the provisions of Section 4(b) of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that, as to each Mortgage Loan listed in the Certified Schedule of Mortgage Loans dated __________________, ____, 199__ (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 3 of the Custodial Agreement and has determined that (i) all such documents are in its possession (other than those described in Section 3(c)(i)(y) and Section 3(c)(vi)), (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan, (iii) based on its examination, and only as to the foregoing documents, the information set forth in the Certified Schedule of Mortgage Loans (other than items (i), (iv), (x) and
(xiii)) respecting such Mortgage Loan accurately reflects the information set forth in the Custodian's Mortgage File and (iv) each Mortgage Note has been endorsed as provided in Section 3 of the Custodial Agreement. The Custodian has made no independent examination of such documents beyond the review specifically required in the above-referenced Custodial Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, recordability, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Certified Schedule of Mortgage Loans, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                        THE FIRST NATIONAL BANK OF BOSTON,
                                          as Custodian


                                        By: ________________________________
                                            Print Name: ____________________
                                            Title: _________________________







                                      2-2

                                                                       EXHIBIT 3


                  REQUEST FOR RELEASE AND RECEIPT OF DOCUMENTS


To:  The First National Bank of Boston
     100 Federal Street
     Boston, Massachusetts  02110

           Re:       Custodial Agreement (the "Custodial
                     Agreement") dated as of January ___,
                     1996, among Industry Mortgage Company,
                     L.P., American Industrial Loan
                     Association, Approved Residential
                     Mortgage, Inc., Armada Residential
                     Mortgage, LLC and
                     The First National Bank of Boston

     In connection with the administration of the Mortgage Loans held by you as the Custodian for the Lender, we request the release, and acknowledge receipt, of the (Custodian's Mortgage File/specify documents) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name Address & Zip Code:


Mortgage Loan Number:


Reason for Requesting Documents (check one)

____       1.        Mortgage Loan Paid in Full

____       2.        Mortgage Loan Redelivered Pursuant to
                     Section 9 of the Custodial Agreement

____       3.        Mortgage Loan Liquidated by ____________________

____       4.        Mortgage Loan in Foreclosure

____       5.        Mortgage Loan substituted with alternate
                     Mortgage Loan to be delivered to the
                     Custodian with a revised Mortgage Schedule indicating substitutions

____       6.        Other (explain) ________________________________



                                      3-1

If item 1, 2, 3 or 5 above is checked, and if all or part of the Custodian's Mortgage file was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

If item 4 or 6 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.


                                        AMERICAN INDUSTRIAL LOAN
                                        ASSOCIATION, a Virginia
                                        corporation
                                             (Borrower)

                                        By: ________________________________
                                            Print Name: ____________________
                                            Title: _________________________


ACKNOWLEDGED

INDUSTRY MORTGAGE COMPANY, L.P.
  (Lender)

By: Industry Mortgage Corporation,
           General Partner

By: _______________________________
    Name:  George Nicholas
    Title: Chief Executive Officer
    Date: _________________________


- ------------------------------------
            (PLEDGEE)

By: ________________________________
    Name: __________________________
    Title: _________________________
    Date: __________________________


DOCUMENTS RETURNED TO THE CUSTODIAN:

THE FIRST NATIONAL BANK OF BOSTON
  (Custodian)

By: ________________________________
    Print Name: ____________________
    Title: _________________________
    Date: __________________________



                                      3-2

                                                                       EXHIBIT 4



                           Authorized Representatives

                    a) of Approved Residential Mortgage, Inc.

Name                                    Specimen Signatures
- ----                                    -------------------

1.         Allen Wykle                  ALLEN WYKLE

2.         Eric Yeakel                  ERIC YEAKEL

3.

4.

5.

6.


                      b) of Industry Mortgage Company, L.P.

Name                                    Specimen Signatures
- ----                                    -------------------

1.         George Nicholas

2.         Thomas G. Middleton          THOMAS G. MIDDLETON

3.         George Freeman               GEORGE FREEMAN

4.         Timothy W. Griffin           TIMOTHY W. GRIFFIN

5.         Susan W. McCarthy


                                      4-1

                                                                       EXHIBIT 4


                           Authorized Representatives

                   a) of American Industrial Loan Association

Name                                    Specimen Signatures
- ----                                    -------------------

1.

2.         Eric Yeakel                  ERIC YEAKEL

3.         Allen Wykle                  ALLEN WYKLE

4.

5.

6.


                      b) of Industry Mortgage Company, L.P.

Name                                    Specimen Signatures
- ----                                    -------------------

1.         George Nicholas

2.         Thomas G. Middleton          THOMAS G. MIDDLETON

3.         George Freeman               GEORGE FREEMAN

4.         Timothy W. Griffin           TIMOTHY W. GRIFFIN

5.         Susan W. McCarthy


                                      4-2

                                                                       EXHIBIT 4


                           Authorized Representatives

                     a) of Armada Residential Mortgage, LLC

Name                                    Specimen Signatures
- ----                                    -------------------

1.         Neil Phelan                  NEIL PHELAN

2.         Eric Yeakel                  ERIC YEAKEL

3.         Allen Wykle                  ALLEN WYKLE

4.

5.

6.


                      b) of Industry Mortgage Company, L.P.

Name                                    Specimen Signatures
- ----                                    -------------------

1.         George Nicholas

2.         Thomas G. Middleton          THOMAS G. MIDDLETON

3.         George Freeman               GEORGE FREEMAN

4.         Timothy W. Griffin           TIMOTHY W. GRIFFIN

5.         Susan W. McCarthy




                                      4-3

                                                                       EXHIBIT 5


                                NOTICE OF PLEDGE


To:  The First National Bank of Boston
     100 Federal Street
     Boston, Massachusetts  02110
     Attention:  David Hall

     The undersigned (the "Lender") hereby notifies you, as Custodian, that the Mortgage Loans and related Custodian's Mortgage Files specified in the attached Schedule A (the "Pledged Mortgage Loans") have been pledged by us pursuant to a _________________ Agreement (the "Security Agreement") dated as of
______________, between the Lender and _________________ (the "Pledgee") and are
to be held by you as bailee of, and agent for, the Pledgee as secured party pursuant to the provisions of the Custodial Agreement dated as of January ___, 1996 among the Lender, Industry Mortgage Company, L.P., and you (the "Custodial Agreement") until released or transferred as provided in the Custodial Agreement.

     A security interest in the Pledged Mortgage Loans has been granted to the Pledgee, a corporation having an address at ____________________, pursuant to the Security Agreement. You are instructed to enter the Pledgee's name and address in your records as the pledgee of such Pledged Mortgage Loans and to promptly provide to the Pledgee an acknowledgment of this Notice of Pledge by signing in the space provided below and delivering an acknowledged copy of this Notice to the Pledgee at the above address. Such acknowledgment will serve to confirm that this Notice of Pledge has been duly received by you and that (i) as bailee of, and agent for, the Pledgee and (ii) you have duly reflected on your records that the Pledgee has



                                      5-1
been granted a security interest in and to such Mortgage Loans and related Custodian's Mortgage Files all in accordance with the provisions of the Custodial Agreement.

                                        INDUSTRY MORTGAGE COMPANY, L.P.
                                        By: Industry Mortgage Corporation,
                                             General Partner

                                        By: ________________________________
                                            Name: __________________________
                                            Title: _________________________
                                            Date: __________________________


ACKNOWLEDGED:

THE FIRST NATIONAL BANK OF BOSTON,
as Custodian

By: _______________________________
    Name: _________________________
    Title: ________________________
    Date: _________________________





                                      5-2

                                                                       EXHIBIT 6


                                RELEASE OF PLEDGE


To:  The First National Bank of Boston
     100 Federal Street
     Boston, Massachusetts  02110
     Attention:  David Hall

     The undersigned, in accordance with Section 6 of the Custodial Agreement dated as of January _____, 1996 among Industry Mortgage Company, L.P., American Industrial Loan Association and The First National Bank of Boston, hereby releases all of its lien and security interest in the Mortgage Loans and related Custodian's Mortgage Files identified in Schedule A to this Release of Pledge and instructs the Custodian to reflect such release on its records.



                                        (PLEDGEE)

                                        By: ________________________________
                                            Name: __________________________
                                            Title: _________________________
                                            Date: __________________________








                                      6-1

                                                                       EXHIBIT 7


                REQUEST FOR RELEASE OF MORTGAGE FILES BY PLEDGEE


To:  The First National Bank of Boston
     100 Federal Street
     Boston, Massachusetts  02110
     Attention:  David Hall


     In connection with the administration of the Mortgage Loans held by you as Custodian, under the Custodial Agreement dated as of January ____, 1996 among Industry Mortgage Company, L.P., American Industrial Loan Association and you, as Custodian, the undersigned requests the release of the Custodian's Mortgage Files for the Mortgage Loans identified in Schedule A to this Request. A Notice of Default relating to such Mortgage Loans and Custodian's Mortgage Files accompanies or has preceded this Request for Release of such Custodian's Mortgage Files.


                                        (PLEDGEE)

                                        By: ________________________________
                                            Name: __________________________
                                            Title: _________________________
                                            Date: __________________________

Acknowledged:

THE FIRST NATIONAL BANK OF BOSTON,
as Custodian

By: _______________________________
    Name: _________________________
    Title: ________________________
    Date: _________________________



                                      7-1

                                                                       EXHIBIT 8



                          INFORMATION TO BE INCLUDED ON
                      CERTIFIED SCHEDULE OF MORTGAGE LOANS


                         1.   Borrower Name.

                         2.   Account Number.

                         3.   Original Balance.

                         4.   Current Balance.

                         5.   Interest Rate.

                         6.   Remaining Term.

                         7.   Combined Loan-to-Value Ratio.

                         8.   Next Due Date.





                                      8-1

            "THIS LOAN AND SECURITY AGREEMENT made this 18th day of March, 1994 by and between The First National Bank of Boston, a national banking association, with its principal place of business at 100 Federal Street, Boston, Massachusetts ("Lender"), and Industry Mortgage Company, L.P., a Delaware limited partnership, with its principal place of business at 3450 Buschwood Park Drive, Suite 250, Tampa, Florida 33618 (the "Parent") and IMC Corporation of America, a wholly owned subsidiary of the Parent (the "Sub" and, together with the Parent, the "Borrowers")."

      3. Amendment to Term "Borrower". To reflect and incorporate the inclusion of the Sub as a Borrower under the Loan Agreement, the term "Borrower" (in any form) wherever it appears in the Loan Agreement and all references to "Borrower" in the Loan Agreement, are hereby amended to read and refer to (as the case may be) "Borrowers" or to either one or to each of them, as the context may require in order to fully implement the intention of the within Amendment.

      4. Amendment to Section 2.1. Section 2.1 of the Loan Agreement is hereby amended by deleting such Section in its entirety and inserting the following
Section 2.1 in its place:

            "2.1 Subject to each Borrower's reimbursement obligations set forth in Section 6 hereof, Lender hereby agrees to make Advances from time to time to Borrowers, and Borrowers hereby agree to borrow Advances from Lender, in accordance with the terms of each Borrower's Note and this Agreement; provided, however, that (i) the aggregate outstanding amount of Advances provided to Borrowers hereunder shall not exceed the lesser of $20,000,000.00, (ii) the outstanding amount of Advances to either Borrower hereunder shall not exceed the lesser of $20,000,000.00 (minus the amount of then outstanding and pending Advances to the such Borrower) then granted by such Borrower to Lender, (iii) Lender must pre-approve any investor to whom Borrowers seek to sell Mortgage Loans funded under this Agreement; (iv) Lender may terminate its obligation to make Advances under this Agreement to either Borrower or both Borrowers upon sixty (60) days notice to the affected Borrower(s); (v) Lender shall not be obligated to make any Advance in an amount less than $250,000.00, and shall not be obligated to make more than one Advance per Borrower per Business Day; and
      (vi) Lender shall not be obligated to accept any repayment by either Borrower of principal and interest in an amount less than $250,000.00, except for Advances repaid in accordance with section 6.5 hereof."








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      5. Amendment to Section 10. Section 10 of the Loan Agreement is hereby amended by deleting the address currently set forth therein for the Borrower and inserting the following in its place:

      Parent:           Industry Mortgage Company, L.P.
                        3450 Buschwood Park Drive, Suite 250
                        Tampa, Florida 33618
                        Attn:  George Nicholas

      Sub:              IMC Corporation of America
                        3450 Buschwood Park Drive, Suite 250
                        Tampa, Florida 33618
                        Attn:  George Nicholas

      6. Representations, Warranties and Covenants by Sub. To effectuate the Sub's becoming a Borrower under the Loan Agreement, the Sub hereby represents, warrants, covenants and agrees as follows:

            (a) All of the representations and warranties set forth in Section
5.1 of the Loan Agreement are true and correct as to the Sub, except that (i) the Sub is a corporation, duly organized under the laws of the State of Delaware; and (ii) all references to partnership action, power and authority shall be to corporate action, power and authority.

            (b) By its execution of this Amendment (and the execution and delivery of the other documents referred to in Section 6, below), the Sub hereby becomes a Borrower under the Loan Agreement with the same force and effect as if originally named therein as a Borrower (but effective as of the date hereof) and agrees to all of the terms and conditions of the Loan Agreement thereby applicable to it thereunder. In furtherance of the foregoing, the Sub, as security for the payment of the Advances made to it and the performance of the Sub's other obligations under the Loan Agreement (the "Sub's Obligations"), hereby pledges and hypothecates to Lender, and grants a security interest in favor of Lender in, the Collateral now or hereafter owned by the Sub.

            (c) This Amendment has been duly authorized, executed and delivered by the Sub.

            (d) The Sub's chief executive offices are at the addresses forth in the Preamble to the Loan Agreement, as amended hereby.

      7. Conditions Precedent to Amendment. This Amendment shall be effective upon the delivery by the Borrowers to the Lender of the following documents:





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            (a) This Amendment, duly executed by the Parent, the Sub and the
Lender.

            (b) A Borrower's Note in the form of Exhibit A hereto, duly executed by the Sub.

            (c) An Unlimited Guaranty of Payment and Performance of the Sub's Obligations in the form of Exhibit B hereto, duly executed by the Parent (the "Guaranty").

            (d) Appropriate UCC-1 Financing Statements naming the Sub as debtor and the Lender as secured party, duly executed by the Sub, and a UCC search report satisfactory to the Lender.

            (e) A certificate of the Sub's legal existence and good standing issued by the Secretary of State of Delaware.

            (f) Certified copies of the Sub's charter documents and By-laws.

            (g) A Certificate of the Secretary of the Sub as of the date of this Amendment as to (i) the vote of the Sub's Board of Directors authorizing the execution and delivery of Sub's Borrower's Note to Lender, the borrowing and repayment of Advances as provided for in the Loan Agreement, as amended hereby, and the execution, delivery and performance of this Amendment by the Sub, and
(ii) the incumbency of the persons authorized on behalf of the Sub to execute and deliver this Amendment and the documents contemplated hereby (including, without limitation, the Sub's Borrower's Note) and to request Advances from the Lender under the Loan Agreement.

            (h) A Certificate of the Parent's general partner as of the date of this Amendment as to the execution and delivery to Lender of the Guaranty, and the execution and delivery of this Amendment by the Parent.

      8. Ratifications. The terms and provisions of this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the documents related thereto. Except as expressly modified by this Amendment, the terms and provisions of the Loan Agreement and such other documents are ratified and confirmed and shall continue in full force and effect. The Parent hereby ratifies, affirms and acknowledges the security interest granted to the Lender pursuant to the Loan Agreement.

      9. Parent's Representations. The Parent hereby represents and warrants that the representations and warranties set forth in Article 5 of the Loan Agreement are





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true and correct in all material respects on and as of the date hereof.

      10.   Miscellaneous.

            (a) This Amendment shall, in all respects, be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts applicable to contracts made and performed in such Commonwealth without regard to the conflict of laws provisions of such jurisdiction and the laws of the United States of America.

            (b) This Amendment shall be binding upon, and inure to the benefit of, the successors and permitted assigns of the Parent, the Sub, and the Lender.

            (c) This Amendment constitutes the complete agreement among the Parent, the Sub and the Lender with respect to the subject matter hereof and may not be modified, altered, or amended except by a writing signed by the Parent, the Sub and the Lender.

            (d) This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.






                                        4




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      IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties intending to be legally bound hereby, as of the date first written above.


                              THE FIRST NATIONAL BANK OF BOSTON


                              By:________________________

                              Name:______________________

                              Title:_____________________


                              INDUSTRY MORTGAGE COMPANY, L.P.

                              BY: INDUSTRY MORTGAGE CORPORATION
                                  Its Managing General Partner


                              By:________________________

                              Name:______________________

                              Title:_____________________


                              IMC CORPORATION OF AMERICA


                              By:________________________

                              Name:______________________

                              Title:_____________________






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                                                               EXHIBIT A

                             PROMISSORY NOTE
                          (Borrower's Note-Sub)


                                                   Boston, Massachusetts
$20,000,000.00                                     _______________, 199_


      FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (together with any successors or assigns, the "Bank"), a national banking association with its Head Office at 100 Federal Street, Boston, Massachusetts 02110, the principal amount of twenty million and no/100 Dollars ($20,000,000) or, if less, the aggregate principal amount advanced to the undersigned by the Bank under this Note and pursuant to the terms and conditions of a certain Loan and Security Agreement between the Bank and the undersigned dated March 18, 1994, as amended from time to time, and to which the undersigned became a party pursuant to a certain Fifth Amendment to Loan and Security Agreement of even date herewith (as so amended, the "Loan Agreement"), with interest thereon at a floating rate equal to the Base Rate. As used herein, "Base Rate" means the rate per annum equal to the greater of. Interest shall be payable in arrears on the 15th Business Day (as defined in the Loan Agreement) of each month on all Advances (as defined in the Loan Agreement) outstanding during the previous calendar month. Interest shall accrue in each month at the Base Rate in effect on the first Business Day of each month and be calculated on the basis of a 360-day year for the actual number of days elapsed including holidays and days on which the Bank is not open for the conduct of banking business. Principal shall be payable on the dates specified under the terms and conditions of the Loan Agreement. Such principal payment dates and all interest payment dates are collectively referred to as the "Due Date" herein.

SECTION 1.  PAYMENT TERMS.

      1.1 PAYMENTS. All payments hereunder shall be made by the undersigned to the Bank in United States currency at the Bank's address specified above (or at such other address as the Bank may specify), in immediately available funds, on or before 2:00 p.m. (Boston, Massachusetts time) on the Due Date thereof. Payments received by the Bank will be applied first to fees, expenses and other amounts due hereunder (excluding principal and interest); second to accrued interest; and third to outstanding principal. The Bank is hereby irrevocably authorized by the undersigned to enter on the schedule forming a part of this Note or otherwise in its records appropriate notations evidencing the date and amount of each advance hereunder and the date and amount of each

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



payment of principal made with respect thereto, and to attach to and make a part of this Note a continuation of any such schedule as and when required. No failure on the part of the Bank to make any such notation shall in any way affect any advance or the rights or obligations of the Bank or any Obligor with respect thereto. The entries on the records of the Bank (including any appearing on this Note and any schedule attached hereto), shall be prima facie evidence of the aggregate principal amount outstanding under this Note and interest accrued thereon.

      Any amount prepaid may be reborrowed in accordance with the terms of the Loan Agreement.

      1.2 RATE AFTER DUE DATE. To the extent permitted by applicable law, interest on amounts due hereunder after the Due Date shall, at the option of the Bank, be payable on demand at a rate per annum equal to the floating rate of.

SECTION 2. MISCELLANEOUS.

      2.1 RIGHTS CUMULATIVE; WAIVER; AMENDMENT. All rights and remedies of the Bank are cumulative and are exclusive of any rights or remedies provided by law or in equity or any other agreement, and may be exercised separately or concurrently. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any right or any amendment hereto shall be effective unless in writing and signed by the Bank nor shall a waiver on one occasion bar or waive the exercise of any such right on any future occasion. Each Obligor waives presentment, notice of dishonor, protest, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any collateral for the Obligations, and assents to any extensions or postponements of the time of payment and to any other indulgences under this Note or with respect to any such collateral, to any substitutions, exchanges or releases of any other parties or persons primarily or secondarily liable hereunder, that from time to time may be granted by the Bank in connection herewith.

      2.2 SECURITY; SET-OFF. In addition to the security set forth in the Loan Agreement, the undersigned grants to the Bank, as security for the full and punctual payment and performance of the Obligations, a continuing lien on and security interests in all securities or other property belonging to the undersigned now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the undersigned or subject to withdrawal by the undersigned; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the undersigned (any such notice being expressly waived by the undersigned) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against any obligations of the undersigned for which the Due Date has passed; provided, however, that such right of set off shall not apply to deposits of escrow monies being held in designated escrow accounts on behalf of Mortgagors under Mortgage Loans or investors in Mortgage Loans (with the capitalized terms used in the within proviso having the meanings ascribed to them in the Loan Agreement). In addition, upon the failure of the undersigned to pay all amounts due hereunder after the Due Date, the Bank shall have in any jurisdiction where enforcement hereof is sought the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts.

      2.3 OBLIGATION; OBLIGOR. As used herein, "Obligation" means any obligation hereunder or otherwise of any Obligor to the Bank or to any of its affiliates whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising; and "Obligor" means the undersigned, any guarantor or any other person primarily or secondarily liable hereunder or in respect hereof, including any person or entity who has pledged or granted to the Bank a security interest in, or other lien on property on behalf of the undersigned as collateral for the obligations.

      2.4 TAXES. The undersigned agrees to indemnify the Bank and hold it harmless from and against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, and performance of this Note or any collateral for the obligations.

      2.5 EXPENSES. The parties hereto shall pay expenses related to this Note in accordance with the terms and conditions of the Loan Agreement.

      2.6 INFORMATION. The undersigned shall provide to Lender all information required under the Loan Agreement.

      2.7 GOVERNING LAW; CONSENT TO JURISDICTION. This Note is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its conflicts of law rules. The undersigned agrees that any suit for the enforcement of this Note may be brought in the courts of such state or any Federal Court sitting in such state and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the undersigned by mail at the address specified below. The undersigned hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

      2.8 SEVERABILITY; AUTHORIZATION TO COMPLETE; PARAGRAPH HEADINGS. If any provision of this Note shall be invalid, illegal or unenforceable, such provisions shall be severable from the remainder of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The Bank is hereby authorized, without further notice, to fill in any blank spaces on this Note, and to date this Note as of the date funds are first advanced hereunder. Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

      2.9 JURY WAIVER. THE BANK (BY ITS ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL, IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY ACTION BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE UNDERSIGNED HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                                  BORROWER:

                                   IMC CORPORATION OF AMERICA
WITNESS:


____________________________              By:__________________________
(SIGNATURE)


____________________________              Name:________________________
(PRINT NAME)

Address:                                  Title:_______________________

____________________________


____________________________





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

                       SCHEDULE TO PROMISSORY NOTE


      $20,000,000.00 Promissory Note dated ____________, 199_, of IMC
Corporation of America payable to the order of THE FIRST NATIONAL BANK OF
BOSTON.

      Date              Advance           Payment           Balance

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                                                       EXHIBIT B

                  UNLIMITED GUARANTY OF PAYMENT AND PERFORMANCE


      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of seeking to induce THE FIRST NATIONAL BANK OF BOSTON, a national banking association (hereinafter referred to as "Lender") to extend credit or otherwise provide financial accommodations to IMC Corporation of America, a Delaware corporation (hereinafter, with any successor, assign, or replacement hereafter approved by the Bank, in its discretion, referred to as "Customer"), which extension of credit and provision of financial accommodations will be to the direct interest, advantage and benefit of the undersigned, Industry Mortgage Company, L.P., a Delaware limited partnership having its principal address at 3450 Buschwood Park Drive, Suite 250, Tampa, Florida 33618 (hereinafter referred to as "Guarantor"). Guarantor does hereby agree as follows:

      1. GUARANTY OF PAYMENT AND PERFORMANCE. The Guarantor hereby unconditionally guarantees to the Bank the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Customer to the Bank, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise) (the "Obligations"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Bank first attempt to collect any of the Obligations from the Customer or resort to any security or other means of obtaining their payment. Should the Customer default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder shall become immediately due and payable to the Bank, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions.

      2. GUARANTOR'S AGREEMENT TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses (including court costs and legal expenses) incurred or expended by the Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the

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time such amounts become due until payment, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

      3. UNLIMITED GUARANTY. The liability of the Guarantor hereunder shall be unlimited.

      4. WAIVERS BY GUARANTOR; BANK'S FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Customer, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Bank to assert any claim or demand or to enforce any right or remedy against the Customer; (ii) any extensions or renewals of any Obligation; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation; (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (iv) the adequacy of any rights the Bank may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Bank might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

      5. UNENFORCEABILITY OF OBLIGATIONS AGAINST CUSTOMER. If for any reason the Customer has no legal existence or is under no legal obligation to discharge any of the Obligations have become irrevocable from the Customer by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of time for payment of the Obligations is

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stayed upon the insolvency, bankruptcy or reorganization of the Customer, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantor.

      6. SUBROGATION; SUBORDINATION. The Guarantor shall not exercise any rights against the Customer arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Bank or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Customer in respect of any liability of the Guarantor to the Customer; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Bank or any such affiliate. The payment of any amounts due with respect to any indebtedness of the Customer now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations, provided that so long as no default in the payment or performance of the Obligations has occurred and is continuing, or no demand for payment of any of the Obligations has been made that remains unsatisfied, the Customer may make, and the Guarantor may demand and accept, any scheduled payments of principal of and interest on such subordinated indebtedness in the amounts, at the rates and on the dates specified in such instruments, securities or other writings as shall evidence such subordinated indebtedness. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Customer to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

      7. SECURITY; SET-OFF. The Guarantor grants to the Bank, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized

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at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not the Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

      8. FURTHER ASSURANCES. The Guarantor agrees that the Guarantor will, from time to time at the request of the Bank, provide to the Bank such financial information as the Bank may request, including personal financial statements (on such forms as the Bank may prescribe) and federal and state income tax returns and such other information relating to the business and affairs of the Guarantor as the Bank may reasonably request. The Guarantor also agrees, upon demand after any change in the condition or affairs (financial or otherwise) of the Guarantor deemed by the Bank to be adverse and material, to secure the payment and performance of its obligations hereunder by delivering, assigning or transferring to the Bank or granting the Bank a security interest in additional collateral of a value and character satisfactory to the Bank, and authorizes the Bank to file any financing statement deemed by the Bank to be necessary or desirable to perfect any security interest granted by the Guarantor to the Bank and as agent for the Guarantor, to sign the name of the Guarantor thereto. The Guarantor also agrees to do all such things and execute all such documents, including such financing statements, as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

      9. TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the Bank is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an office of the Bank at its head office or at the branch of the Bank where this Guaranty is given. No such notice shall affect any rights of the Bank or of any affiliate hereunder including, without limitation, the rights set forth in Sections 4 and 6, with respect to Obligations incurred prior to the receipt of such notice of Obligations incurred pursuant to any contract or commitment in existence prior to such receipt, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Customer and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated,

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notwithstanding any such notice, if at any time any payment made or value received with respect to any Obligation is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Customer, or otherwise, all as though such payment had not been made or value received.

      10. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Bank may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity, and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Bank herein.

      11. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Bank. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

      12. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the Bank, at 100 Federal Street, Boston, Massachusetts 02110, Attention: Paul Chmielinski, or at such address as either party may designate in writing.

      13. GOVERNING LAW; CONSENT TO JURISDICTION. This Guaranty is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified in Section 12 hereof. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or

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any such court or that such suit was brought in an inconvenient court.

      14. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or

                                 PROMISSORY NOTE
                              (Borrower's Note-Sub)

                                                           Boston, Massachusetts
$20,000,000.00                                                  January 31, 1996

      FOR VALUE RECEIVED, the undersigned promises to pay to the order of THE FIRST NATIONAL BANK OF BOSTON (together with any successors or assigns, the "Bank"), a national banking association with its Head Office at 100 Federal Street, Boston, Massachusetts 02110, the principal amount of Twenty Million and NO/100 Dollars ($20,000,000.00), or, if less, the aggregate principal amount advanced to the undersigned by the Bank under this Note and pursuant to the terms and conditions of a certain Loan and Security Agreement between the Bank and the undersigned dated March 18, 1994, as amended from time to time, and to which the undersigned became a party pursuant to a certain Fifth Amendment to Loan and Security Agreement of even date herewith (as so amended, the "Loan Agreement"), with interest thereon at a floating rate equal to the Base Rate. As used herein, "Base Rate" means the rate per annum equal to the greater of Interest shall payable in arrears on the 15th Business Day (as defined in the Loan Agreement) of each month on all Advances (as defined in the Loan Agreement) outstanding during the previous calendar month. Interest shall accrue in each month at the Base Rate in effect on the first Business Day of each month and be calculated on the basis of a 360-day year for the actual number of days elapsed including holidays and days on which the Bank is not open for the conduct of banking business. Principal shall be payable on the dates specified under the terms and conditions of the Loan Agreement. Such principal payment dates and all interest payment dates are collectively referred to as the "Due Date" herein.

SECTION 1.  PAYMENT TERMS.

      1.1 PAYMENTS. All payments hereunder shall be made by the undersigned to the Bank in United States currency at the Bank's address specified above (or at such other address as the Bank may specify), in immediately available funds, on or before 2:00 p.m. (Boston, Massachusetts time) on the Due Date thereof. Payments received by the bank will be applied first to fees, expenses and other amounts due hereunder (excluding principal and interest); second to accrued interest; and third to outstanding principal. The Bank is hereby irrevocable authorized by the undersigned to enter on the schedule forming a part of this Note or otherwise in its records appropriate notations evidencing the date and amount of each advance hereunder and the date and amount of each payment of principal made with respect thereto, and to attach to and make a part of this Note a continuation of any such schedule as and when required. No failure on the part of the Bank to make any such notation shall in any way affect any advance or the rights or obligations of the Bank or any Obligor with respect thereto. The entries on the records of the Bank (including any appearing on this Note and any schedule attached hereto), shall be prima facie evidence of the aggregate principal amount outstanding under this Note and interest accrued thereon.

      Any amount prepaid may be reborrowed in accordance with the terms of the Loan Agreement.

      1.2 RATE AFTER DUE DATE. To the extent permitted by applicable law, interest on amounts due hereunder after the Due Date shall, at the option of the Bank, be payable on demand at a rate per annum equal to the floating rate of

SECTION 2.  MISCELLANEOUS.

      2.1 RIGHTS CUMULATIVE; WAIVER; AMENDMENT. All rights and remedies of the Bank are cumulative and are exclusive of any rights or remedies provided by law or in equity or any other agreement, and may be exercised separately or concurrently. No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any right or any amendment hereto shall be effective unless in writing and signed by the Bank nor shall a waiver on one occasion bar or waive the exercise of any such right on any future occasion. Each Obligor waives presentment, notice of dishonor, protest, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of this Note or of any collateral for the Obligations, and assents to any extensions or postponements of the time of payment and to any other indulgences under this Note or with respect to any such collateral, to any substitutions, exchanges or releases of any other parties or persons primarily or secondarily liable hereunder, that from time to time may be granted by the Bank in connection herewith.

      2.2 SECURITY; SET-OFF. In addition to the security set forth in the Loan Agreement, the undersigned grants to the Bank, as security for the full and punctual payment and performance of the Obligations, a continuing lien on and security interest in all securities or other property belonging to the undersigned now or hereafter held by the Bank and in all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the undersigned or subject to withdrawal by the undersigned; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the undersigned (any such notice being expressly waived by the undersigned) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against any obligations of the undersigned for which the Due Date has passed; provided, however, that such right of set off shall not apply to deposits of escrow monies being held in designated escrow accounts on behalf of Mortgagors under Mortgage Loans or investors in Mortgage Loans (with the capitalized terms used in the within proviso having the meanings ascribed to them in the Loan Agreement). In addition, upon the failure of the undersigned to pay all amounts due hereunder after the Due Date, the Bank shall have in any jurisdiction where enforcement hereof is sought the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts.

      2.3 OBLIGATION; OBLIGOR. As used herein, "Obligation" means any obligation hereunder or otherwise of any Obligor to the Bank or to any of its affiliates whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising; and "Obligor" means the undersigned, any guarantor or any other person primarily or secondarily liable hereunder or in respect hereof, including any person or entity who has pledged or granted to the Bank a security interest in, or other lien on property on behalf of the undersigned as collateral for the obligations.

      2.4 TAXES. The undersigned agrees to indemnify the Bank and hold it harmless from and against any transfer taxes documentary taxes, assessments or charges made by any governmental authority by reason of the execution, delivery, and performance of this Note or any collateral for the obligations.

      2.5 EXPENSES. The parties hereto shall pay expenses related to this Note in accordance with the terms and conditions of the Loan Agreement.

      2.6 INFORMATION. The undersigned shall provide to Lender all information required under the Loan Agreement.

      2.7 GOVERNING LAW; CONSENT TO JURISDICTION. This Note is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its conflicts of law rules. The undersigned agrees that any suit for the enforcement of this Note may be brought in the courts of such state or any Federal Court sitting in such state and consents to the non-exclusive jurisdiction of each such court and to service of process in any such suit being made upon the undersigned by mail at the address specified below. The undersigned hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

      2.8 SEVERABILITY; AUTHORIZATION TO COMPLETE; PARAGRAPH HEADINGS. If any provision of this Note shall be invalid, illegal or unenforceable, such provisions shall be severable from the remainder of this Note and the validity, legality and enforceability of the remaining provisions shall not in any way be effected or impaired thereby. The Bank is hereby authorized, without further notice, to fill in any blank spaces on this Note, and to date this Note as of the date funds are first advanced hereunder. Paragraph headings are for the convenience of reference only and are not a part of this Note and shall not affect its interpretation.

      2.9 JURY WAIVER. THE BANK (BY ITS ACCEPTANCE OF THIS NOTE) AND THE UNDERSIGNED AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL, IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS NOTE, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR
(B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE UNDERSIGNED HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.


                                    BORROWER:

                                    IMC CORPORATION OF AMERICA

WITNESS:

/s/ George Freeman                  By: /s/ George Nicholas
- --------------------------             -----------------------
(SIGNATURE)

                                    Name:
- --------------------------                -----------------------
(PRINT NAME)

Address:                            Title: Chairman and Chief
                                          -----------------------
3450 Buschwood Park Drive                     Executive
- -------------------------
Tampa, FL  33618
- -------------------------

                           SCHEDULE OF PROMISSORY NOTE

      $20,000,000.00 Promissory Note dated January 31, 1996, of IMC Corporation of America payable to the order of THE FIRST NATIONAL BANK OF BOSTON.


       Date              Advance             Payment             Balance

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                  UNLIMITED GUARANTY OF PAYMENT AND PERFORMANCE


      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. and for the purpose of seeking to induce THE FIRST NATIONAL BANK OF BOSTON, a national banking association (hereinafter referred to as "Lender") to extend credit or otherwise provide financial accommodations to IMC Corporation of America, a Delaware corporation (hereinafter, with any successor, assign, or replacement hereafter approved by the Bank, in its discretion, referred to as "Customer"), which extension of credit and provision of financial accommodations will be to the direct interest, advantage and benefit of the undersigned. Industry Mortgage Company, L.P., a Delaware limited partnership having its principal address at 3456 Buschwood Park Drive, Suite 250, Tampa, Florida 33618 (hereinafter referred to as "Guarantor"), Guarantor does hereby agrees as follows:

      1. GUARANTY OF PAYMENT PERFORMANCE. The Guarantor hereby unconditionally guarantees to the Bank the full and punctual payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Customer to the Bank, whether direct or indirect, absolute or contingent, due or to become due, secured or unsecured, now existing or hereafter arising, or acquired (whether by way of discount, letter of credit, lease, loan, overdraft or otherwise) (the "Obligations"). Tins Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectibility only, and is in no way conditioned upon any requirement that the Bank agree to collect any of the Obligations from the Customer or resort to any security or other means of obtaining their payment. Should the Customer default in the payment or performance of any of the Obligations, the obligations of the Guarantor hereunder shall become immediately due and payable to the Bank, without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions.

      2. GUARANTOR'S AGREEMENT TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Bank, on demand, all costs and expenses (including court costs and legal expenses, incurred or expended by the Bank in connection with the Obligations, this Guaranty and the enforcement thereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment, provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

      3. UNLIMITED GUARANTY. The liability of the Guarantor hereunder shall be unlimited.

      4. WAIVERS BY GUARANTOR: BANK'S FREEDOM TO ACT. The Guarantor agrees that the Obligations will be paid and performed strictly in accordance with their respective terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Customer, and all suretyship defenses generally. Without limiting the generality, of the foregoing, the Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Bank to assert any claim or demand or to enforce any right or remedy against the Customer: (ii) any extensions or renewals of any Obligation: (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation:
(iv) the substitution or release of any entity, primarily or secondarily liable for any Obligation (v) the adequacy of any rights the Bank may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing the Obligations including without limitation, the failure to perfect or preserve any rights the Bank might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a release or discharge of the Guarantor, all of which may be done without notice to the Guarantor.

      5. UNENFORCEABILITY OF OBLIGATIONS AGAINST CUSTOMER. If for any reason the Customer has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Customer by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Customer, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any

Obligation shall be immediately due and payable by the Guarantor.

      6. SUBROGATION: SUBORDINATION. The Guarantor shall not exercise any rights against the Customer arising as a result of payment by the Guarantor hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Bank or its affiliates in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantor will not claim any set-off or counterclaim against the Customer in respect of any liability of the Guarantor to the Customer; and the Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Bank or any such affiliate. The payment of any amounts due with respect to any indebtedness of the Customer now or hereafter held by the Guarantor is hereby subordinated to the prior payment in full of the Obligations, provided that so long as no default in the payment or performance of the Obligations has occurred and is continuing, or no demand for payment of any of the Obligations has been made that remains unsatisfied, the Customer may make, and the Guarantor may demand and accept, any scheduled payments of principal of and interest on such subordinated indebtedness in the amounts, at the rates and on the dates specified in such instruments, securities or other writings as shall evidence such subordinated indebtedness. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Customer to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

      7. SECURITY: SET-OFF. The Guarantor grants to the Bank, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Bank and in ail deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank is hereby authorized at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this Guaranty, whether or not the Bank shall have made any demand under this Guaranty and although such obligations may be contingent or unmatured.

      8. FURTHER ASSURANCES. The Guarantor agrees that the Guarantor will, from time to time at the request of the Bank, provide to the Bank such financial information as the Bank may request, including personal financial statements (on such forms as the Bank may prescribe) and federal and state income tax returns and such other information relating to the business and affairs of the Guarantor as the Bank may reasonably request. The Guarantor also agrees, upon demand after any change in the condition or affairs (financial or otherwise) of the Guarantor deemed by the Bank to be adverse and material, to secure the payment and performance of its obligations hereunder by delivering, assigning or transferring to the Bank or granting the Bank a security interest in additional collateral of a value and character satisfactory to the Bank, and authorizes the Bank to file any financing statement deemed by the Bank to be necessary or desirable to perfect any security interest granted by the Guarantor to the Bank, and as agent for the Guarantor, to sign the name of the Guarantor thereto. The Guarantor also agrees to do all such things and execute all such documents, including financing statements, as the Bank may consider necessary or desirable to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

      9. TERMINATION; REINSTATEMENT. This Guaranty shall remain in full force and effect until the Bank is given written notice of the Guarantor's intention to discontinue this Guaranty, notwithstanding any intermediate or temporary payment or settlement of the whole or any part of the Obligations. No such notice shall be effective unless received and acknowledged by an officer of the Bank at its head office or at the branch of the Bank where this Guaranty is given. No such notice shall affect any rights of the Bank or of any affiliate hereunder, including, without limitation, the rights set forth in Sections 4 and 6, with respect to Obligations incurred prior to the receipt of such notice or Obligations incurred pursuant to any contract or commitment in existence prior to such receipt, and all checks, drafts, notes, instruments (negotiable or otherwise) and writings made by or for the account of the Customer and drawn on the Bank or any of its agents purporting to be dated on or before the date of receipt of such notice, although presented to and paid or accepted by the Bank after that date, shall form part of the Obligations. This Guaranty shall continue to be effective or be reinstated, notwithstanding any such notice, if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the Customer, or otherwise, all as though such payment had not been made or value received.

      10. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing sentence, the Bank may assign or otherwise transfer any agreement or any note held by it evidencing, securing or otherwise executed in connection with the Obligations, or sell participations in any interest therein, to any other person or entity; and such other person or entity shall thereupon become vested, to the extent set forth in the agreement evidencing such assignment, transfer or participation, with all the rights in respect thereof granted to the Bank herein.

      11. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Bank. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

      12. NOTICES. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or mailed first class mail postage prepaid or, in the case of telegraphic or telexed notice, when transmitted, answer back received, addressed as follows: if to the Guarantor, at the address set forth beneath its signature hereto, and if to the Bank, at 100 Federal Street, Boston, Massachusetts 02110, Attention: Paul Chmielinski, or at such address as either party may designate in writing.

      13. GOVERNING LAW; CONSENT TO JURISDICTION. This Guaranty is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts. The Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of The Commonwealth of Massachusetts or any Federal Court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Guarantor by mail at the address specified in Section 12 hereof. The Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

      14. MISCELLANEOUS. This Guaranty constitutes the entire agreement of the Guarantor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Guaranty shall be in addition to any other guaranty of the Obligations. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

      15. JURY WAIVER. THE BANK (BY ITS ACCEPTANCE HEREOF) AND THE GUARANTOR AGREE THAT NEITHER OF THEM, INCLUDING ANY ASSIGNEE OR SUCCESSOR SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF, THIS GUARANTY, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM. NEITHER THE BANK NOR THE GUARANTOR SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BANK AND THE GUARANTOR AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE GUARANTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

      IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal on the 31st day of January, 1996.

                                    INDUSTRY MORTGAGE COMPANY,
L.P.

                                    BY:   INDUSTRY MORTGAGE
                                          CORPORATION,
                                          Its Managing General
Partner


                                    By: /s/ George Nicholas
                                        ----------------------------

                                    Name: George Nicholas
                                         ---------------------------
                                    Title: Chairman and Chief
                                           Executive Officer

                           FINANCING STATEMENT

UNIFORM COMMERCIAL CODE       FORM UCC-1 (REV. 1993)

Debtor:                       IMC Corporation of America
                              3450 Bushwood Park Drive, Suite 250
                              Tampa, FL 33618

Secured Party:                The First National Bank of Boston
                              100 Federal Street
                              Boston, MA 02110

This Financing Statement
covers the following
types or items of
property:                     All Mortgage Loans, Mortgages,
                              Mortgage Notes and other documents
                              and property deposited with or
                              possessed by or for the account of
                              Secured Party, or held for delivery
                              to Secured Party, and all proceeds
                              thereof, and all other property and
                              proceeds thereof described in the
                              attached Rider.

x - Products of collateral are also covered.

x - Proceeds of collateral are also covered.

x - Florida Documentary Stamp Tax is not required.

Number of additional sheets presented:  1

Signature of Debtor:          IMC Corporation of America

George Nicholas

                                   SCHEDULE A

                            Capacity as Secured Party

      The First National Bank of Boston (the "Lender") is the "Secured Party" in its capacity as Lender under a certain Loan and Security Agreement dated March 18, 1994, as from time to time amended, restated, renewed, extended, increased or reduced (the "Agreement"), to which the Lender and IMC Corporation of America (the "Borrower") are parties.

                                   Collateral

      (a) All Mortgage Loans, Mortgages and Mortgage Notes and other documents and property as shall be deposited with or held by Lender or its designated custodian pursuant to the Agreement, whether or not the same shall be determined to be Eligible Collateral for purposes of the Agreement;

      (b) All payments and prepayments of principal, interest, penalties and other income due or to become due (other than amounts received by Borrower for the purpose of payment of real property taxes, assessments and insurance premiums pursuant to the terms of Mortgage Notes) on all Mortgage Loans, Mortgages and Mortgage Notes referred to in Paragraph (a) above, and all proceeds thereof, all the right, title and interest of every nature whatsoever of Borrower in and to the same and all property used in connection therewith (subject to Borrower's right under the Agreement to collect certain payments so long as no Event of Default shall have occurred and be continuing) including, without limitation, the following:

            (i) All rights, liens and security interest existing with respect to, or as security for, all such Mortgage Loans;

            (ii) All hazard insurance policies, title insurance policies or condemnation proceeds with respect to each such Mortgage Loan;

            (iii) All insurance and guaranties provided by the FHA or VA, as the case may be, with respect to each such Mortgage Loan; and

            (iv) All private mortgage insurance policies with respect to each such Mortgage Loan.

      (c) All files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other records and data of Borrower related to the Mortgage Loans referred to in Paragraph (a) above; and

      (d) All products and proceeds of any of the property described in the foregoing Paragraphs (a), (b) and (c) (including, without limitation, cash proceeds and any other type of property, but excluding any interest of the Debtor in the residual portion and in the interest-only portion of any mortgage-backed security issued in respect of a pool which includes a Mortgage Loan which is no longer included as Eligible Collateral (as defined in the Agreement)) and any other property or documents relating to any of the foregoing.

      Copies of the Agreement referred to herein are on file with the Lender.

                              OFFICER'S CERTIFICATE

      The undersigned, Chairman and Chief Executive Officer of INDUSTRY MORTGAGE CORPORATION ("General Partner"), a Delaware corporation and the general partner of INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership (the "Company"), and as Chairman and Chief Executive Officer of IMC CORPORATION OF AMERICA, a Delaware corporation and subsidiary of the company ("IMC America") pursuant to the Fifth Amendment to Loan and Security Agreement executed by Company and by IMC America as borrower in favor of The First National Bank of Boston ("Lender") dated in January, 1996 (the "Loan Agreements"), does hereby certify to Lender, as follows:

1. Attached hereto as Exhibits A-1 and A-2 are true and complete copies of IMC America's Articles of Incorporation and Bylaws, respectively, as in effect on the date hereof.

2. The following named persons (i) are officers of the General Partner and of the Partnership and of IMC America, (ii) are authorized to sign on the Company's and on IMC America's behalf, (iii) now hold the title set forth opposite their respective names, and (iv) the signature set forth opposite their respective names are the true and genuine signatures of such officers:

      Name                 Officer(s)                    Signature
      ----                 ----------                    ---------

      George Nicholas      Chairman, Secretary and CEO   /s/ George Nicholas
                                                         -----------------------
      Thomas G. Middleton  President and COO             /s/ Thomas G. Middleton
                                                         -----------------------
      George Freeman       Chief Financial Officer       /s/ George Freeman
                                                         -----------------------
      Timothy Griffin      Vice President                /s/ Timothy Griffin
                                                         -----------------------
      Susan McCarthy       Vice President                /s/ Susan McCarthy
                                                         -----------------------
      Phyllis Blair        Vice President                /s/ Phyllis Blair
                                                         -----------------------

3. Attached hereto as Exhibit B-1 and B-2, respectively, are true copies of resolutions duly adopted by the General Partner and IMC America, both on January 31, 1996. Each such resolution has not been amended, modified or rescinded and is still in full force and effect.

      IN WITNESS WHEREOF, of the undersigned has executed this Officers' Certificate as of the 31st day of January, 1996.


                                            /s/ George Nicholas
                                          --------------------------------
                                          GEORGE NICHOLAS, Chairman and Chief
                                          Executive Officer of Industry Mortgage
                                          Corporation, general partner of
                                          industry Mortgage Company, L.P.



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